SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 29, 2003
                                                 -----------------------------


                          CATALYST SEMICONDUCTOR, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-21488                                 77-0083129
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       (Commission File Number)           (I.R.S. Employer Identification No.)


  1250 Borregas Avenue, Sunnyvale, California                  94089
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  (Address of Principal Executive Offices)                   (Zip Code)


                                 (408) 542-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits


Exhibit        Description
-------        -----------

  99.1         Press Release of Catalyst Semiconductor, Inc. dated May 29, 2003.


Item 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).


     The information in this Form 8-K and the attached press release is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     On May 29, 2003, the Board of Directors of Catalyst Semiconductor, Inc. (the "Company") issued a press release announcing its fiscal results for its fourth quarter and fiscal year ended April 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 29, 2003

                             CATALYST SEMICONDUCTOR, INC.


                             By:  /s/ Gelu Voicu
                                 -----------------------------------------------
                                  Gelu Voicu
                                  President and Chief Executive Officer


                             By:  /s/ Thomas E. Gay III
                                 -----------------------------------------------
                                  Thomas E. Gay III
                                  Vice President, Finance and Administration and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS


  Exhibit                               Description
  -------                               -----------

    99.1       Press Release of Catalyst Semiconductor, Inc. dated May 29, 2003.